UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 25, 2007

Energy XXI (Bermuda) Limited

(Exact name of registrant as specified in its charter)

000-52281

(Commission File Number)

Bermuda	98-0499286
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Canon’s Court, 22 Victoria Street, PO Box HM 1179, Hamilton HM EX, Bermuda	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 441-295-2244

Check the appropriate below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 7.01	Regulation FD Disclosure.

On May 25, 2007, Energy XXI (Bermuda) Limited (the “Company”) issued a press release announcing that its subsidiary Energy XXI Gulf Coast, Inc. priced its previously announced private placement of $750 million of Senior Notes due 2013 at par with a coupon of 10%. This press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and its contents are hereby incorporated by reference into this report.

On May 30, 2007, the Company issued a press release announcing it completed the process to have its unrestricted common shares admitted to trading on AIM, a market operated by the London Stock Exchange, under the ticker symbol EXXI, effective from June 6, 2007. This press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K, and its contents are hereby incorporated by reference into this report.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NO.	ITEM
99.1	Press Release dated May 25, 2007
99.2	Press Release dated May 30, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI (Bermuda) Limited

Dated: May 30, 2007	By	/s/ David West Griffin
	Name:	David West Griffin
	Title:	Chief Financial Officer

Exhibit Index

EXHIBIT NO.	ITEM
99.1	Press Release dated May 25, 2007
99.2	Press Release dated May 30, 2007